Income Tax	9 Months Ended
Sep. 30, 2024
Income Tax Disclosure [Abstract]
Income Tax

Note 10. Income Tax:

Effective with the September 30, 2024 continuance to Bermuda, the corporate income tax rate for the Bermuda parent company was reduced to zero. Income tax benefit (expense) for the three and nine months ended September 30, 2024 and 2023 differs from the amount that would result from applying Bermuda tax rates (in 2024) and Canadian tax rates (in 2023) to net loss before taxes. These differences result from the items noted below:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2024		2023		2024		2023
	Amount	%	Amount	%	Amount	%	Amount	%
Income tax benefit based on statutory tax rates	$(1,289,834)	(45)	$ 211,366	25	$ 0	0	$ 835,825	25
Difference due to:
Different tax rates in foreign jurisdictions	1,991,945	69	(66,280)	(8)	1,995,622	25	(139,013)	(4)
Non-deductible expenses	(28,965)	(1)	(42)	0	(127,612)	(2)	(206)	0
Derecognition of previously recognized tax benefits	0	0	(17,605,113)	(2,082)	0	0	(17,605,113)	(527)
Change in valuation allowance and other	(673,146)	(23)	(145,044)	(17)	(1,868,010)	(23)	(696,606)	(21)
Interest on income tax payable	(254,326)	(9)	0	0	(648,331)	(8)	0	0
Income tax expense	$ (254,326)	(9)	$(17,605,113)	(2,082)	$ (648,331)	(8)	$(17,605,113)	(527)

The Company recorded income tax expense of $254,326 and $17,605,113 during the three months ended September 30, 2024 and 2023, respectively, and $648,331 and $17,605,113 during the nine months ended September 30, 2024 and 2023, respectively. Income tax expense in 2024 was a result of interest related to the 2023 derecognition of previously recognized tax benefits as outlined below.

The 2017 through 2020 tax filings of the Company’s U.S. subsidiary are under examination by the Internal Revenue Service (IRS). In June 2024, the Company received a thirty-day letter and accompanying revenue agent’s report disallowing the worthless stock deductions (related to investments in the Brisas project) taken by the Company’s U.S. subsidiary for the 2017 tax year and proposing to tax income on or related to the Award that may be received by the Company in the future. The conclusions in the revenue agent’s report are consistent with the Notices of Proposed Adjustments (NOPA) issued by the IRS in 2023. The Company disagrees with the IRS’s position and filed a brief in August 2024 protesting the IRS’s conclusions and requesting an appeal. In October 2024, the IRS filed a rebuttal to the Company’s protest brief and the matter was sent to the IRS Independent Office of Appeals.

ASC 740-10-25 requires that the Company recognize the financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The tax benefits of the worthless stock deductions referred to above were previously recorded in the Company’s financial statements on the basis that it was more likely than not that the tax filing position would be sustained. As of each balance sheet date, the Company reassesses the tax position and considers any changes in facts or circumstances that indicate factors underlying the sustainability assertion have changed and whether the amount of the recognized tax benefit is still appropriate.

In 2023, the Company determined it appropriate to derecognize the tax benefit of the worthless stock deductions given the increased uncertainty the IRS’s position had raised and in consideration of the ongoing CRA audit. Accordingly, the Company recognized approximately $17.6 million in income tax expense (including interest of $1.6 million), as a result of the reversal of an $8.1 million income tax receivable and the recognition of an income tax payable of $9.5 million (including interest of $1.6 million) during the nine months ended September 30, 2023. During the nine months ended September 30, 2024, the Company recognized interest of $0.6 million on the income tax payable.

The Company also recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced if our estimate of future taxable income changes.

Canada Revenue Agency (CRA) is examining the Company’s 2018 and 2019 international transactions and in November 2024, the Company received a letter (the “Proposal Letter”) from the CRA advising that, subject to submissions by the Company, the CRA proposes to reassess GRI to include in its income certain amounts, including amounts in respect of the Award and/or the Settlement Agreement (See Note 13, Subsequent Event). The Company has an uncertain tax position as it relates to the tax impact of the potential income inclusions outlined in the Proposal Letter. As the Proposal Letter consists of multiple different bases of assessments which could result in significantly different amounts of tax due, the potential tax impact cannot reasonably be estimated at this time. The Company has not recorded any amount related to this matter in its financial statements as of and for the three and nine months ended September 30, 2024.

Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the tax examinations to which we are currently subject or any appeals or other resolutions of the adjustments proposed by the IRS and CRA will result in favorable outcomes.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits, exclusive of interest and penalties, is as follows:

	September 30,	December 31,
	2024	2023

Total amount of gross unrecognized tax benefits at beginning of year	$16,046,894	$-
Addition based on tax positions related to the current year	-	-
Addition for tax positions of prior years	-	16,046,894
Reductions for tax positions of prior years	-	-
Settlements	-	-
Total amount of gross unrecognized tax benefits at end of period	$16,046,894	$16,046,894

At September 30, 2024 and December 31, 2023, the amount of unrecognized tax benefits, inclusive of interest that, if recognized, would impact the Company’s effective tax rate were $18,447,214 and $17,798,883, respectively. The amount of unrecognized tax benefits does not include any penalties that may be assessed.

The components of the deferred income tax assets and liabilities as of September 30, 2024 and December 31, 2023 were as follows:

	September 30,	December 31,
	2024	2023
Deferred income tax assets
Net operating loss carry forwards	$1,458,605	$43,223,586
Property, Plant and Equipment	(2,518)	(3,410)
Other	45,008	1,615,179
Total deferred income tax asset	1,501,095	44,835,355
Valuation allowance	(1,021,075)	(44,598,283)
Deferred income tax assets net of valuation allowance	$480,020	$237,072
Deferred income tax liabilities
Other	(480,020)	(237,072)
Net deferred income tax asset	$-	$-

At September 30, 2024, the Company’s U.S. subsidiary had a $6.9 million U.S. tax loss carry forward, which can be carried forward indefinitely, but is limited to 80% of taxable income.